Exhibit 10.64

EXTENSION OF AMENDED AND RESTATED REFINING AGREEMENT
This EXTENSION OF AMENDED AND RESTATED REFINING AGREEMENT (this “Extension”) is made effective as of the 1st day of October, 2013 (the “Effective Date”), by and between JOHNSON MATTHEY INC., a Pennsylvania corporation (“JM”), and STILLWATER MINING COMPANY, a Delaware corporation (“SMC”).
WITNESSETH:
WHEREAS, SMC and JM have previously executed the Amended and Restated Refining Agreement, dated as of October 1, 2010 (the “Original Agreement”), which has a term expiring September 30, 2010; and
WHEREAS, SMC and JM desire to extend the Original Agreement until March 31, 2014.
NOW THEREFORE, for and in consideration of the premises and of the several and mutual agreements herein contained, value and sufficiency being hereby acknowledged, the parties agree as follows:
1.    All references to “September 30, 2013” in the Original Agreement, including, without limitation, in Sections 3.1 and 4.1(i) and Exhibits C and D, are hereby deleted and replaced by references to “March 31, 2014.”
2    Except as expressly amended by this Extension, the Original Agreement remains in full force and effect.
3.    This Extension shall be construed in accordance with the laws of the State of New York as though this Extension were performed in full in the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
IN WTINESS WHEREOF, the parties hereto have caused this Extension to be executed by their duly authorized officers to be effective as of the Effective Date regardless of the date signed.
JOHNSON MATTHEY INC.                STILLWATER MINING COMPANY

By: /s/ Robert A. Bullen-Smith            By: /s/ Terrell Ackerman
Name: Robert A. Bullen-Smith            Name: Terrell Ackerman
Title: General Manager                Title: Vice President
Refining and Chemical NA and Asia